UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 3, 2006

Nephros, Inc.
(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32288

Delaware	13-3971809
(State or other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

3960 Broadway, New York, New York 10032
(Address of Principal Executive Offices)
(Zip Code)

(212) 781-5113
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On March 3, 2006, Nephros, Inc. (the “Company”) entered into a letter agreement (the “Employment Letter Agreement”) with Mark W. Lerner, engaging Mr. Lerner to serve as the Company’s Chief Financial Officer, starting March 6, 2006. The Employment Letter Agreement provides that Mr. Lerner will receive a starting base salary of $175,000 per year, and will be eligible to receive a bonus of up to 20% of his base salary, or more, for the achievement of performance objectives, subject to approval of the Company’s Chief Executive Officer and the Compensation Committee of the Board of Directors. The Employment Letter Agreement also provides that the Company shall grant Mr. Lerner an option to purchase up to 40,000 shares of the Company’s common stock that will vest one-quarter on the grant date and one-quarter on each of the first three anniversaries thereof.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Company’s Board of Directors has appointed Mark W. Lerner, as Chief Financial Officer (Principal Financial and Accounting Officer) of the Company, effective as of March 6, 2006. Mr. Lerner is replacing Bruce Prashker, who had agreed to serve as the Company’s Interim Chief Financial Officer through February 24, 2006.

Mr. Lerner served as a consultant to Pipeline Data Inc., a business services company that offers card processing services, from September 2003 until his employment by the Company. From May 2002 through June 2003, Mr. Lerner was Executive Vice President and Chief Financial Officer of Ramp, Inc., a healthcare information technology company whose stock was listed on the AMEX. From September 2000 through April 2002, Mr. Lerner was the Chief Financial Officer and VP Finance and Development of Boardroom Inc., a direct marketer and publisher. Prior to joining Boardroom, Mr. Lerner had over twenty years of experience working in finance. Mr. Lerner received his MBA in Finance from Emory University and graduated from Columbia University’s Executive Program.

Item 8.01 Other Events.

On March 8, 2006, the Company issued a press release announcing the appointment of Mr. Lerner as Chief Financial Officer. The full text of this press release is attached hereto as Exhibit 99.1. The information in this Item 8.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section.

Item 9.01. Financial Statements and Exhibits.

  (d) Exhibits

99.1 Press Release issued by Nephros, Inc. dated March 8, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2006

NEPHROS, INC.

By:	/s/ Norman J. Barta

President and Chief Executive Officer (Principal Executive Officer)